U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

            Date of Report (Earliest event reported): August 17, 2004

                     FLEXIBLE SOLUTIONS INTERNATIONAL INC.

          NEVADA                                           91-1922863
(State or other jurisdiction                   (IRS employer identification No.)
     of incorporation)

                2614 Queenswood Dr., Victoria, BC Canada V8N 1X5
           (Address of principal executive offices including zip code)

                                  250 477 9969
                 (Issuer's telephone number including area code)

ITEM 8.01 - Other Events

On Aug 17th 2004,  Flexible Solutions  International Inc. served
Tatko Inc. counsel with a suit filed in Circuit Court of Cook County IL. Flexible claims breach of agreement by Tatko and seeks return of 100,000 shares of restricted common stock and such other relief to which Flexible is entitled.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2004

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

/s/ DAN O'BRIEN
---------------
Dan O'Brien
President